UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of

the sponsor)

47-4047337

(IRS Employer Identification No. of

the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

On September 14, 2016, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC (the “Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches (the “Notes”) pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015 (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), and a Terms Document having the date stated in the applicable Terms Agreement, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 14, 2016, Discover Card Execution Note Trust, Discover Bank, and Discover Funding LLC entered into a Terms Agreement with Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, with respect to the issuance of $1,200,000,000 principal amount of Class A(2016-4) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2016-4) Terms Agreement”). A copy of the Class A(2016-4) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about September 21, 2016, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2016-4) Terms Document. An unexecuted copy of the Class A(2016-4) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, the chief executive officer of Discover Funding LLC has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of September 14, 2016 (the “Certification”). A copy of the Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 14, 2016, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, with respect to the Class A(2016-4) DiscoverSeries Notes

Exhibit 1.2	Terms Agreement, dated September 14, 2016, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, with respect to the Class A(2016-4) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Form of Class A(2016-4) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated September 14, 2016, with respect to the Class A(2016-4) DiscoverSeries Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2016

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 14, 2016, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, with respect to the Class A(2016-4) DiscoverSeries Notes

Exhibit 1.2	Terms Agreement, dated September 14, 2016, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, with respect to the Class A(2016-4) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Form of Class A(2016-4) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated September 14, 2016, with respect to the Class A(2016-4) DiscoverSeries Notes